 Exhibit 10.54

EXPLANATORY NOTE: [***] INDICATES THE PORTION OF THIS EXHIBIT

THAT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND

(II) WOULD BE COMPETITIVELY HARMFUL IN PUBLICLY DISCLOSED.

FIRST AMENDMENT TO

THE LICENSE, SUPPLY AND DISTRIBUTION AGREEMENT BETWEEN ELITE

PHARMACEUTICALS, INC./ELITE LABORATORIES, INC. AND LANNETT COMPANY, INC.

This Amendment, dated as of July 29, 2019 (the “Amendment”), by and between Elite Pharmaceuticals, Inc., a Nevada corporation and Elite Laboratories, Inc., a Delaware corporation with offices at 165 Ludlow Avenue, Northvale, New Jersey 07647 (collectively “Elite”) and Lannett Company, Inc., a Delaware corporation located at 9000 State Road, Philadelphia, PA 19136 and/or its Affiliates (“Lannett”) (and together the “Parties”) relating to that License, Supply and Distribution Agreement between the Parties dated March 6, 2019 (the “Agreement”);

WHEREAS Lannett and Elite desire to amend the Agreement on the terms and subject to the conditions contained herein, and

WHEREAS, capitalized terms used herein and not otherwise defined shall have the meaning assigned to such terms in the Agreement.

NOW, THEREFORE in consideration of the mutual covenants and agreements contained herein, the sufficiency, adequacy and satisfaction of which are hereby acknowledged, Lannett and Elite hereby agree as follows:

1.	Section 1.1 (v) shall be replaced in its entirety with the new Section 1.1 (v) below:

v. “Net Profits” is calculated as listed in Schedule C and means the Net Sales of a Product minus the sum of (i) the Distribution Fee, (ii) Transfer Price of Product and (iii) shipping costs from the Facility:

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THAT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND

(II) WOULD BE COMPETITIVELY HARMFUL IN PUBLICLY DISCLOSED.

2.	Section 3.3 shall be replaced in its entirety with new Section 3.3 below:

a.	License Fees. Throughout the Initial Term and Renewal Term, LANNETT shall pay to ELITE *** percent (***%) of the Net Profits received from sales of each Product within forty-five (45) days of the end of each calendar quarter (“License Fees”). Such payment shall additionally include a sales summary for each Product, generally in the format as provided in Schedule C. In no case shall the License Fees for any calendar quarter be negative; provided, however, in the event of a loss in any calendar quarter, subject to ELITE’s written approval of any Product pricing by LANNETT that leads to quarterly losses and subject to the loss carryover clause that follows, the amount of that loss shall be carried forward to subsequent calendar quarters until the amount of such loss has been fully absorbed. In the event that Net Profits for calendar quarter are negative, LANNETT shall carry over *** percent (***%) of the value by which the Net Profits are negative in such calendar quarter and deduct this amount from the calculation of Net Sales for the following calendar quarter. If Net Profits are negative in two (2) or more consecutive calendar quarters, LANNETT shall invoice ELITE for *** percent (***%) of the value by which the Net Profits are negative for the previous calendar quarter and carry over *** percent (***%) of the value by which Net Profits are negative for the current calendar quarter and deduct this amount from the calculation of Net Sales for the following calendar quarter. For the avoidance of doubt, if Net Profits are negative in subsequent calendar quarters, the amounts will be similarly carried over or reimbursed as per the terms set forth in this Section 3.3 until Net Profits are positive. Reimbursement of negative Net Profits owed by ELITE in this Section 3.3 shall be payable to LANNETT within forty-five (45) days after receipt of an invoice from LANNETT.

3.	The Title Page for the Schedules that follows the signatures and precedes the schedules shall be replaced in its entirety with the new titles listed below:

Schedule A: Products

Schedule B: Product Specifications

Schedule C: Quarterly Report for Calculation of Net Profit

Schedule D: Shipping Instructions

4.	Schedule C of the Agreement shall be replaced in its entirety with new Schedule C below:

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Schedule C

Quarterly Report for Calculation of NET Profit

Product Name:________________________________________________________

Quantity sold by SKU	XXXX units
Gross Sales	$
Deductions:
Chargebacks
Rebates
ADministrative Fees
Billbacks
Returns
Shelf Stock Adjustments
Other deductions
Cash Discounts
Medicaid
NET SALES	$
Transfer Price
DIstribution FEES
Shipping COsts
NET PROFIT
Profit share Payment to ELITe at THE APPLICABLE LICENSE FEE PERCENTAGE SET FORTH IN SECTION 3.3

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THAT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND

(II) WOULD BE COMPETITIVELY HARMFUL IN PUBLICLY DISCLOSED.

Except as expressly provided in this Amendment, the Agreement and all provisions therein are and shall continue to be in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives as of the day and year first above written.

Elite Pharmaceuticals, Inc.		Lannett Company, Inc.

By:	s/ Nasrat Hakim	By:	s/ John Kozlowski
Name:	Nasrat Hakim	Name:	John Kozlowski
Title:	President and CEO	Title:	COSSO
Date:	7-29-2019	Date:	7-31-2019

Elite Laboratories, Inc.

By:	s/ Nasrat Hakim
Name:	Nasrat Hakim
Title:	President and CEO
Date:	7-29-2019

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